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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        August 18, 1999
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                            Star Gas Partners, L.P.
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            (Exact name of registrant as specified in its charter)

          Delaware                33-98490                06-1437793
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(State or other jurisdiction    (Commission File Number)  (IRS Employer
  of incorporation)                                       Identification No.)

2187 Atlantic Street, Stamford, CT                        06902
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (203) 328-7300
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                                Not Applicable
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        (Former name or former address, if changed since last report.)

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Item 5.

         This Form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of up to 1,150,000 common units of the registrant that were previously registered pursuant to two shelf registration statements on Form S-3 (SEC File No.'s 333-47295 and 333-85497).

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              1. Underwriting Agreement, dated as of August 18, 1999, by and among Star Gas Partners, L.P., A.G. Edwards & Sons, Inc., PaineWebber Incorporated, et al.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                  Star Gas Partners, L.P.
                                  By: Star Gas Corporation (General Partner)

                                  /s/ George Leibowitz
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                                  By: George Leibowitz
                                  Chief Financial Officer


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